Exhibit 99.1

Sirona Reports Fiscal 2008 First Quarter Results

•	First quarter 2008 revenues increased to $200.1 million, up 14.5% compared to the first quarter of 2007.

•	Operating income plus amortization for the first quarter of 2008 totaled $49.5 million, up 7.5% vs. the prior year period.

Long Island City, New York, February 8, 2008 – Sirona (Nasdaq: SIRO), a leading global manufacturer of technologically advanced, high quality dental equipment, today reported its financial results for the quarter ended December 31, 2007.

First Quarter Fiscal 2008 vs. First Quarter Fiscal 2007 Financial Results

Revenue was $200.1 million, an increase of $25.3 million or 14.5% (up 6.0% on a constant currency basis), with growth rates for the Company’s business segments as follows: Dental CAD/CAM Systems increased 18% (up 11% constant currency); Imaging Systems increased 16% (up 10% constant currency); Instruments increased 12% (up 1% constant currency); and Treatment Centers increased 10% (down 2% constant currency). Revenue in the United States increased by 4%, driven by continued growth in the CAD/CAM and Imaging Systems segments. Outside the United States, revenue increased 20% (up 7% constant currency), as these revenues benefited from the continued build out of Sirona’s sales and service infrastructure in Japan, Australia, Italy and solid results in Russia and France.

Gross profit increased by $10.3 million to $94.4 million, up 12.2%. Gross profit margins declined to 47.2% in the first quarter of 2008, from 48.1% in the first quarter of 2007. The gross profit margin decline was driven by the continued weakness of the US dollar and the trade-in-program for the MC XL milling unit. These factors were somewhat offset by sales of our 3D imaging unit GALILEOS and by a favorable product mix in the Treatment Center segment.

First quarter 2008 operating income plus amortization expense was $49.5 million (operating income of $27.2 million plus amortization expense of $22.3 million). This compares to first quarter 2007 operating income plus amortization expense of $46.1 million (operating income of $26.1 million plus amortization expense of $20.0 million).

Net income was $17.0 million in the first quarter of 2008, compared to net income of $2.3 million in the prior year period.

At December 31, 2007, the Company had cash and cash equivalents of $89.8 million and total debt of $560.7 million, resulting in net debt of $470.9 million. This compares to net debt of $463.3 million at September 30, 2007.

Chairman, President & CEO Jost Fischer commented, “In the first quarter Sirona saw solid performance across all of its business segments, despite the challenging comparison resulting from strong sales in the lead up to the January 2007 German VAT increase. In the quarter we achieved record revenues of over $200 million, with a strong contribution from our international markets. Sirona, together with our channel partners, remain confident that the dental equipment industry will continue to grow and that we have the right product portfolio to meet the needs of this expanding market. We are reaffirming our fiscal 2008 guidance.”

Conference Call/Webcast Information

Sirona will hold a conference call to discuss its financial results at 9:00 a.m. Eastern Time on February 8, 2008. The teleconference can be accessed by calling +1 888 680 0860 (domestic) or +1 617 213 4852 (international) using passcode # 70967201. The webcast will be available via the Internet at www.sirona.com. A replay of the conference call will be available through February 15, 2008 by calling +1 888 286 8010 (domestic) or +1 617 801 6888 (international) using passcode # 36053360. A web archive will be available for 30 days at www.sirona.com.

About Sirona Dental Systems, Inc.

Recognized as a leading global manufacturer of technologically advanced, high quality dental equipment, Sirona has served equipment dealers and dentists worldwide for more than 125 years. Sirona develops, manufactures, and markets a complete line of dental products, including the CAD/CAM restoration equipment (CEREC), digital and film-based intra-oral, panoramic and cephalometric X-ray imaging systems, dental treatment centers and handpieces. Visit http://www.sirona.com for more information about Sirona and its products.

This press release and any attachment thereto contains forward-looking information about Sirona Dental Systems, Inc.’s financial results, guidance and estimates, business prospects, and products and services that involve substantial risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You can identify these statements by the use of words such as “may,” “could,” “estimate,” “will,” “believe,” “anticipate,” “think,” “intend,” “expect,” “project,” “plan,” “target,” “forecast”, and similar words and expressions which identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance and involve known and unknown risks and uncertainties, and other factors. Readers are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. For a discussion of such risks, uncertainties and other matters that could cause actual results to differ materially, including risks relating to, among other factors, the market for dental product and services, pricing, future sales volume of the Company’s products, the possibility of changing economic, market and competitive conditions, dependence on products, dependence on key personnel, technological developments, intense competition, market uncertainties, dependence on distributors, ability to manage growth, dependence on key suppliers, dependence on key members of management, government regulation, acquisitions and affiliations, readers are urged to carefully review and consider various disclosures made by the Company in its Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K filed with the U.S. Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statements contained in this document or the attachments to reflect new information or future events or developments after the date any such statement is made.

Contact information:

John Sweeney, CFA

Director of Investor Relations

Sirona Dental Systems, Inc.

+1 718 482 2184

john.sweeney@sirona.com

SIRONA DENTAL SYSTEMS, INC.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

	Three months ended December 31,
	2007	2006
	$’000s (except per share amounts)
Revenue	$200,106	$174,799
Cost of sales	105,737	90,727

Gross profit	94,369	84,072
Selling, general and administrative expense	55,886	47,501
Research and development	13,708	10,280
Provision for doubtful accounts and notes receivable	57	301
Net other operating (income)	(2,500)	(150)

Operating income	27,218	26,140

Foreign currency transactions (gain), net	(5,886)	(7,066)
Loss/(gain) on derivative instruments	2,218	(491)
Interest expense, net	6,746	8,959
Loss on debt extinguishment	—	21,145

Income before taxes and minority interest	24,140	3,593
Income tax provision	7,242	1,249
Minority interest	(87)	26

Net income	$16,985	$2,318

Income per share
- Basic	$0.31	$0.04

- Diluted	$0.31	$0.04

Weighted average shares—basic	54,768,324	54,621,818

Weighted average shares—diluted	55,436,741	54,848,513

SIRONA DENTAL SYSTEMS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,
	2007	2007
	(unaudited)
	$’000s (except per share amounts)
ASSETS
Current assets
Cash and cash equivalents	$89,826	$99,842
Restricted cash	952	908
Accounts receivable, net of allowance for doubtful accounts of $1,697 and $1,475, respectively	115,445	87,074
Inventories, net	74,586	74,834
Deferred tax assets	9,338	9,040
Prepaid expenses and other current assets	17,479	18,801
Income tax receivable	3,531	3,758

Total current assets	311,157	294,257

Property, plant and equipment, net of accumulated depreciation and amortization of $36,860 and $31,037, respectively	84,795	80,523
Goodwill	698,354	677,506
Investments	1,254	1,254
Intangible assets, net of accumulated amortization of $184,400 and $156,776, respectively	591,932	597,302
Other non-current assets	4,501	4,407
Deferred tax assets	2,403	2,494

Total assets	$1,694,396	$1,657,743

LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY
Current liabilities
Trade accounts payable	$41,284	$46,190
Short-term debt and current portion of long-term debt	6,043	23,041
Income taxes payable	11,834	5,543
Deferred tax liabilities	2,323	3,264
Accrued liabilities and deferred income	86,617	84,348

Total current liabilities	148,101	162,386

Long-term debt	554,690	540,143
Deferred tax liabilities	193,608	192,808
Other non-current liabilities	11,810	13,406
Pension related provisions	51,676	49,450
Deferred income	87,500	90,000

Total liabilities	1,047,385	1,048,193

Minority interest	414	484

Shareholders’ equity
Preferred stock ($0.01 par value; 5,000,000 shares authorized; none issued and outstanding)	—	—
Common stock ($0.01 par value; 95,000,000 shares authorized; 54,778,084 and 54,765,285 shares issued and outstanding, respectively)	548	548
Additional paid-in capital	607,446	603,570
Excess of purchase price over predecessor basis	(49,103)	(49,103)
Retained earnings	26,048	9,063
Accumulated other comprehensive income	61,658	44,988

Total shareholders’ equity	646,597	609,066

Total liabilities, minority interest and shareholders’ equity	$1,694,396	$1,657,743

SIRONA DENTAL SYSTEMS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Three months ended December 31,
	2007	2006
	$’000s
Cash flows from operating activities
Net income	$16,985	$2,318

Adjustments to reconcile net income to net cash used in operating activities
Minority interest	(87)	26
Depreciation and amortization	26,123	23,571
Loss/(gain) on derivate instruments	2,218	(491)
(Gain) on foreign currency transactions	(5,886)	(7,066)
Accreted interest on long term debt	(7,347)	2,182
Deferred income taxes	(5,510)	(9,801)
Amortization of debt issuance cost	318	616
Loss on debt extinguishment	—	19,964
Compensation expense from stock options	3,660	3,076

Changes in assets and liabilities
Accounts receivable	(25,834)	(29,986)
Inventories	2,108	(4,959)
Prepaid expenses and other current assets	5,089	(1,568)
Restricted cash	(11)	(10)
Other non-current assets	5	(829)
Trade accounts payable	(7,853)	(187)
Accrued liabilities and deferred income	(6,238)	(896)
Other non-current liabilities	(1,601)	(7,084)
Income taxes receivable	302	—
Income taxes payable	6,196	7,448

Net cash provided by/(used in) operating activities	2,637	(3,676)

Cash flows from investing activities
Investment in property, plant and equipment	(5,226)	(4,754)
Proceeds from sale of property, plant and equipment	—	352
Purchase of intangible assets	14	(40)
Purchase of long-term investments	—	(250)

Net cash (used in) investing activities	(5,212)	(4,692)

Cash flows from financing activities
Repayments of long-term debt	(10,121)	(547,324)
Proceeds from borrowings	—	529,747
Debt issuance cost	—	(4,571)
Common shares issued under share based compensation plans	122	540
Tax effect of common shares exercised under share based compensation plans	82	—

Net cash (used in) financing activities	(9,917)	(21,608)

Change in cash and cash equivalents	(12,492)	(29,976)
Effect of exchange rate change on cash and cash equivalents	2,476	2,039
Cash and cash equivalents at beginning of period	99,842	80,560

Cash and cash equivalents at end of period	$89,826	$52,623

Other Financial Data (unaudited)

	Three months ended
	December 31,
	2007	2006
	$’000s
Net income	$16,985	$2,318
Net interest expense	6,746	8,959
Provision for income taxes	7,242	1,249
Depreciation	3,793	3,623
Amortization	22,329	19,948

EBITDA	$57,095	$36,097

Supplemental Information

	Three months ended December 31,
	2007	2006
	$’000s
Loss on debt extinguishment	$—	$21,145
Share-based compensation	3,660	3,076
Unrealized, non-cash (gain) on revaluation of the carrying value of the $-denominated exclusivity fee	(3,631)	(3,954)
Foreign currency exchange (gain) on the early extinguishment of $-denominated bank debt	—	(3,885)
Unrealized, non-cash (gain) on revaluation of the carrying value of short-term intra-group loans	(2,110)	(591)

	$(2,081)	$15,791

Notes to Tables Above

EBITDA is a non-GAAP financial measure that is reconciled to net income, its most directly comparable GAAP measure, in the accompanying financial tables. EBITDA is defined as net earnings before interest, taxes, depreciation and amortization. Sirona’s management utilizes EBITDA as an operating performance measure in conjunction with GAAP measures, such as net income and gross margin calculated in conformity with GAAP. EBITDA should not be considered in isolation or as a substitute for net income prepared in conformity with GAAP. There are material limitations associated with making adjustments to Sirona’s earnings to calculate EBITDA and using this non-GAAP financial measure as compared to the most directly comparable GAAP financial measure. For instance, EBITDA does not include:

•	interest expense, and because Sirona has borrowed money in order to finance its operations, interest expense is a necessary element of its costs and ability to generate revenue;

•	depreciation and amortization expense, and because Sirona uses capital assets, depreciation and amortization expense is a necessary element of its costs and ability to generate revenue; and

•	tax expense, and because the payment of taxes is part of Sirona’s operations, tax expense is a necessary element of costs and impacts Sirona’s ability to operate.

In addition, other companies may define EBITDA differently. EBITDA, as well as the other information in this filing, should be read in conjunction with Sirona’s financial statements and footnotes contained in the documents that Sirona files with the U.S. Securities and Exchange Commission.

In addition to EBITDA, the accompanying financial tables also set forth certain supplementary information that Sirona believes is useful for investors in evaluating Sirona’s underlying operations. This supplemental information includes gains/losses recorded in the periods presented relating to early extinguishment of debt, stock option grants, revaluation of the carrying value of the dollar-denominated exclusivity payment and borrowings where the functional currency is Euro, and the Schick acquisition. Sirona’s management believes that these items are either nonrecurring or noncash in nature, and should be considered by investors in assessing Sirona’s financial condition, operating performance and underlying strength.

Sirona’s management uses EBITDA together with this supplemental information as an integral part of its reporting and planning processes and as one of the primary measures to, among other things:

(i) monitor and evaluate the performance of Sirona’s business operations;

(ii) facilitate management’s internal comparisons of the historical operating performance of Sirona’s business operations;

(iii) facilitate management’s external comparisons of the results of Sirona’s overall business to the historical operating performance of other companies that may have different capital structures and debt levels;

(iv) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and

(v) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

Sirona’s management believes that EBITDA and the supplemental information provided is useful to investors as it provides them with disclosure of Sirona’s operating results on the same basis as that used by Sirona’s management.

Constant Currency: We have included certain revenue information in this press release on a constant currency basis. This information is a non-GAAP financial measure. We supplementally present revenue on a constant currency basis because we believe it facilitates a comparison of our operating results from period to period without regard to changes resulting solely from fluctuations in currency rates. Sirona calculates constant currency revenue growth by comparing current period revenues to prior period revenues with both periods converted at the Euro/U.S. $ average foreign exchange rate for the current period.

The exchange rates used in converting Euro denominated revenues into U.S. $ in the Company’s financial statements prepared in accordance with U.S. GAAP were: $1.4485 and $1.2896 for the three months ended December 31, 2007 and 2006, respectively.